Prepaid Expenses and Other Current Assets (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR	Mar. 31, 2013 Indirect Tax Recoverable USD ($)	Mar. 31, 2013 Indirect Tax Recoverable INR	Mar. 31, 2012 Indirect Tax Recoverable INR
Prepaid And Other Current Assets [Line Items]
Prepaid expenses	$ 57	3,112	3,439
Advances to suppliers and contractors (net of allowances of Rs. 70 million and Rs. 131 million as of March 31, 2012 and 2013 respectively)	5	265	325
Deferred income taxes (See note 18)	44	2,405	2,132
Recoverable indirect tax				20	1,103	672
Derivative financial instruments	1	51
Others (net of allowances of Rs. 617 million and Rs. 588 million as of March 31, 2012 and 2013 respectively)	19	1,012	1,005
Total	$ 146	7,948	7,573